UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2018

HEALTHCARE SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-12015

Pennsylvania	23-2018365
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

3220 Tillman Drive, Suite 300, Bensalem, Pennsylvania	19020
(Address of principal executive office)	(Zip code)

Registrant's telephone number, including area code: 215-639-4274

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
( )    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
( )    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)vi
( )    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
( )    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 21, 2018, Healthcare Services Group, Inc. (the "Company") entered into a new $475 million credit facility (the “New Credit Facility”), by and among the Company, the several banks and other financial institutions or entities that are from time to time parties thereto (the “Lenders”), and PNC Bank, National Association, as administrative agent (the “Administrative Agent”). The New Credit Facility, which matures on December 21, 2023, provides for a five-year unsecured revolving loan facility in the aggregate amount of $475 million with, at the Company's option, the ability to increase the revolving loan commitments to an aggregate amount not to exceed $600 million. The New Credit Facility permits up to $50 million of the revolving loan facility to be borrowed as swingline loans and up to $125 million of the revolving loan facility to fund letters of credit. The Company will borrow under the New Credit Facility for general corporate purposes.

The New Credit Facility replaced the Company’s existing $300 million amended and restated Committed Line of Credit Note Agreement, dated July 11, 2017, among the Company, and PNC Bank, National Association, which expired on December 21, 2018.

The foregoing description of the New Credit Facility is not complete and is qualified in its entirety by reference to the full terms and conditions of the New Credit Facility, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

( a )    Not applicable
( b )    Not applicable
( c )    Not applicable
( d )    Exhibits. The following exhibits are being furnished herewith:

10.1	$475,000,000 Revolving Credit Facility, dated as of December 21, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE SERVICES GROUP, INC.
Date: December 31, 2018	By:	/s/ John C. Shea
Name: John C. Shea Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	$475,000,000 Revolving Credit Facility, dated as of December 21, 2018